UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 6, 2016 (May 4, 2016)

GENERAL DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 Fairview Park Drive, Suite 100, Falls Church, Virginia	22042-4513
(Address of Principal Executive Offices)	(Zip Code)

(703) 876-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The voting results for matters submitted to the company’s shareholders for consideration at the Annual Meeting held on May 4, 2016, are set forth below.

In an uncontested election, each of the following nominees was elected to the Board of Directors according to the following votes:

	For	Against	Abstain	Broker Non- Votes

Mary T. Barra	260,685,091	3,421,739	239,265	21,132,194

Nicholas D. Chabraja	261,587,801	2,531,766	226,528	21,132,194

James S. Crown	257,636,822	5,555,168	1,154,105	21,132,194

Rudy F. deLeon	260,774,775	3,292,718	278,602	21,132,194

William P. Fricks	259,775,687	4,310,512	259,896	21,132,194

John M. Keane	261,818,996	2,254,777	272,322	21,132,194

Lester L. Lyles	260,889,578	2,304,267	1,152,250	21,132,194

Mark M. Malcolm	263,673,474	391,348	281,273	21,132,194

James N. Mattis	261,797,812	1,378,272	1,170,011	21,132,194

Phebe N. Novakovic	260,341,408	2,773,762	1,230,925	21,132,194

William A. Osborn	260,728,242	3,320,750	297,103	21,132,194

Laura J. Schumacher	259,868,632	3,313,126	1,164,337	21,132,194

The results of voting on Proposals 2 through 5 (as numbered in the company’s 2016 Proxy Statement) were as follows:

Proposal 2. Shareholders approved the selection of KPMG LLP as the company’s independent auditors for 2016.

	For	Against	Abstain	Broker Non- Votes
Approval of KPMG as Independent Auditors	283,807,428	1,478,505	192,356	—

Proposal 3. Shareholders approved, on an advisory basis, the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2016 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

	For	Against	Abstain	Broker Non- Votes
Advisory Vote to approve Executive Compensation	239,561,553	23,995,713	788,829	21,132,194

Proposal 4. Shareholders approved the General Dynamics Corporation Executive Annual Incentive Plan (the “Annual Incentive Plan”).

	For	Against	Abstain	Broker Non- Votes
Approval of the Annual Incentive Plan	240,639,797	22,968,027	738,271	21,132,194

Proposal 5. Shareholders rejected a shareholder proposal requesting that the board adopt a general payout policy that gives preference to share repurchases.

	For	Against	Abstain	Broker Non- Votes
Shareholder Proposal to adopt a General Payout Policy	1,542,104	261,611,361	1,192,630	21,132,194

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION

by	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos Senior Vice President, General Counsel and Secretary (Authorized Officer)

Dated: May 6, 2016